EXHIBIT 99.1

CHARMING SHOPPES, INC.
2004 STOCK AWARD AND INCENTIVE PLAN

RESTRICTED STOCK UNITS AGREEMENT

Agreement (the "Agreement"), dated as of __________________________ (the "Grant Date"), between CHARMING SHOPPES, INC. (the "Company") and ___________________ (the "Employee").

1. Grant of Restricted Stock Units; Consideration; Employee Acknowledgments.

The Company hereby confirms the grant, under the Company’s 2004 Stock Award and Incentive Plan (the "Plan"), of __________ Restricted Stock Units pursuant to Section 6(e) of the Plan. The Restricted Stock Units are subject to the terms and conditions of the Plan and this Agreement (and, in the case of any elective deferral, the Company’s Variable Deferred Compensation Plan for Executives (the “Deferred Compensation Plan”)). Employee is required to pay no cash consideration for the grant of the Restricted Stock Units, but performance of services prior to the expiration of the risk of forfeiture relating to the Restricted Stock Units and otherwise during his or her employment, and his or her agreement to abide by the terms set forth in the Plan, this Restricted Stock Units Agreement (the "Agree-ment"), and any Rules and Regulations under the Plan, shall be deemed to be consideration for this grant of Restricted Stock Units. Employee acknowledges and agrees that (i) the Restricted Stock Units are nontransferable as provided in Section 3(d) hereof and Sections 6(e) and 10(b) of the Plan, (ii) the Restricted Stock Units are subject to forfeiture in the event of Employee's termination of employment in certain circum-stances, as specified in and under Section 3 hereof, and (iii) sales of shares of the Company's common stock, par value $0.10 per share ("Shares"), following the lapse of restrictions and settlement of the Restricted Stock Units will be subject to the Company's policies regulating trading by employees, including any applicable “blackout” or other designated periods in which sales of Shares are not permitted. .

2.  Incorporation of Plan and Deferred Compensation Plan by Reference.

The Restricted Stock Units have been granted to Employee under the Plan, a copy of which is attached hereto as Exhibit A. All of the terms, conditions, and other provisions of the Plan are hereby incorpor-ated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. In addition, the terms of any deferral of settlement of the Restricted Stock Units are governed by the Deferred Compensation Plan, a copy of which previously has been provided to Employee, which terms are also incorporated herein by reference. Employee hereby accepts the grant of Restricted Stock Units, acknowledges receipt of a copy of the Plan and the Deferred Compensation Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Board or Committee under the Plan and the Deferred Compensation Plan, or any person or committee designated by the Committee to administer the Plan (the "Administrator").

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3. Restrictions on Restricted Stock Units.

(a) Nature of Restricted Stock Units; Restricted Period and Deferral of Settlement. Each Restricted Stock Unit represents the right to receive one Share, which will be issued and delivered, after the lapse of the "Restricted Period" specified in Section 3(b) and 3(c) and 5(a) below to the extent the Restricted Stock Units have not been forfeited, at the settlement date applicable under Section 6. Restricted Stock Units are subject to a risk of forfeiture during such Restricted Period and are subject to restrictions on transfer and other conditions during the Restricted Period and the additional deferral period, if any. Shares of Common Stock will be issued and delivered in settlement of Restricted Stock Units at the settlement date applicable under Section 6. This Award differs from awards of "restricted stock" in that such restricted stock awards involve issuance of Shares at or shortly after grant, with such shares subject to forfeiture (i.e., such shares must be returned to the Company if forfeited) during any restricted period. With respect to Restricted Stock Units, Employee has no voting rights or rights to actual dividends prior to the end of the Restricted Period, but Employee is entitled to dividend equivalents in accordance with Section 4.

(b) Forfeiture and Termination of Employment. Unless otherwise determined by the Committee, if Employee's employment terminates and he or she thereafter is not an employee of the Company or any of its subsidiaries (a "Termination"), and such Termination is for any reason other than due to death, permanent disability, Retirement or involuntary termination by the Company for reasons other than "Cause," the Restricted Stock Units as to which the Restricted Period has not lapsed at or before such Termination shall be forfeited at the time of such Termination. Accordingly, unless otherwise determined by the Committee, Employee's voluntary Termination (other than due to Retirement) or Termination by the Company for Cause will result in all Restricted Stock Units as to which the Restricted Period has not lapsed being immediately forfeited. Vesting and forfeiture terms applicable to other terminations are as follows:

(i) Death or Disability. In the event of Employee's Termination due to death or permanent disability, the Restricted Period on the Restricted Stock Units shall lapse at the time of such Termination (i.e., none of the Restricted Stock Units will be forfeited). For purposes of this Agreement, the existence of a "permanent disability" shall be determined by, or in accordance with criteria and standards adopted by, the Committee.

(ii) Termination Not for Cause. In the event of Employee's Termination due to involuntary termination by the Company for reasons other than "Cause," the Restricted Period on those Restricted Stock Units (if any) as to which the Restricted Period would have lapsed on the next anniversary of the Grant Date pursuant to Section 3(c) in the absence of a Termination (but disregarding any other event occurring prior to that next date) will lapse on an accelerated basis at the time of such Termination (for example, if Termination occurs 3.5 years after the Grant Date, one additional tranche of the Restricted Stock Units will become non-forfeitable), so those Restricted Stock Units will not be forfeited, and the other Restricted Stock Units as to which the Restricted Period has not lapsed at or before such Termination (i.e., any tranche as to which the Restricted Period would not have lapsed as scheduled pursuant to Section 3(c) assuming continued employment through the next anniversary of the Grant Date) shall be forfeited at the time of such Termination.

(iii) Definition of "Cause." For purposes of this Agreement, "Cause" shall mean Employee's chronic neglect, refusal or failure to fulfill his or her employment duties and responsibilities, other than for reasons of sickness, accident or other similar causes beyond Employee's control. Such neglect, refusal or failure shall be determined in the sole and reasonable judgment of the Committee.

(iv)  Retirement. In the event of Employee's Termination due to Retirement, Employee's Restricted Stock Units will not be forfeited upon such Retirement, but instead the Restricted Period on Employee's Restricted Stock Units shall remain in effect until the earlier of the time such Restricted Period shall lapse under Section 3(c) or 5(a) or Employee's death. During such post-Retirement period during which the Restricted Period remains in effect, the Restricted Stock Units shall be immediately forfeited if Employee: (A) directly or indirectly owns any equity or proprietary interest in (except for ownership of shares in a publicly traded company not exceeding five percent of any class of outstanding securities), or is an employee, agent, director, advisor, or consultant to or for, any Competitor (as defined below) of the Company in the United States, whether on his or her own behalf or on behalf of any person, in the procuring, sale, marketing, promotion, or distribution of any product or product lines competitive with any product or product lines of the Company at the time of Employee's Retirement, or if Employee assists in, manages, or supervises any of the foregoing activities, or (B) undertakes any action to induce or cause any supplier to discontinue any part of its business with the Company, or (C) attempts to induce any merchant, buyer, or manager or higher level employee of the Company to terminate his or her employment with the Company, or (D) discloses confidential or proprietary information of the Company to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, or make use of any such information for his or her own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to administrative or legal process. For purposes of this Agreement, "Retirement" shall mean a retirement at or after Employee has attained age 62, and "Competitor" shall mean (a) at any time only a chain of retail stores with 50 or more store locations; provided, however, that the average square footage of the chain's stores is less than 15,000 square feet, or (b) a chain of retail stores with 100 or more store locations (without regard to square footage) whose gross revenues in plus size women’s apparel (sizes 14 - 34) exceed 5% of its total gross revenues.

(c) Expiration of Restricted Period. Unless the Restric-ted Period on Restricted Stock Units has lapsed earlier under Section 3(b) or 5(a) or the Restricted Stock Units have been forfeited under Section 3(b), the Restricted Period shall lapse as to thirty-three (33%) percent of the total number of Restricted Stock Units on the third anniversary of the Grant Date, an additional thirty-three (33%) percent of the total number of Restricted Stock Units on the fourth anniversary of the Grant Date and the remaining thirty-four (34%) percent of the total number of Restricted Stock Units on the fifth anniversary of the Grant Date.

(d) Nontransferability. Restricted Stock Units and all related rights hereunder shall not be transferable or as-signable by Employee other than by will or the laws of descent and distribution, and shall not be pledged, hypothecated, or otherwise encumbered in any way or subject to execution, attach-ment, lien, or similar process.

4.  Employee's Account, Dividend Equivalents and Adjustments

(a) Account. Restricted Stock Units are bookkeeping units, and do not constitute ownership of Shares or any other equity security. The Company shall maintain a bookkeeping account for Employee (the "Account") reflecting the number of Restricted Stock Units then credited to Employee hereunder as a result of this grant of Restricted Stock Units and any crediting of additional Restricted Stock Units to Employee pursuant to payments equivalent to dividends paid on Shares under Section 4(b) ("Dividend Equivalents").

(b) Dividend Equivalents. Dividend Equivalents shall be credited in accordance with the provisions of the Deferred Compensation Plan and the methodology specified by the Company for crediting dividend equivalents on Share units in effect from time to time thereunder. It is understood that the intention hereunder is that Dividend Equivalents be credited in a manner that provides an economic benefit to Employee equivalent to dividends on Shares without undue administrative burdens on the Company. Accordingly, unless otherwise determined by the Company under the Deferred Compensation Plan or by the Committee hereunder, no interest will be credited on any cash amount (if any) of such dividend equivalents from the dividend date to the time of settlement of the Restricted Stock Units. Unless otherwise determined by the Committee, all Dividend Equivalents deemed reinvested in additional Restricted Stock Units shall be subject to the same risk of forfeiture, Restricted Period, and other restrictions and terms as apply to the original Restricted Stock Units. Employee shall not be entitled to receive actual dividends in respect of Restricted Stock Units prior to the issuance of Shares in settlement thereof.

(c) Adjustments The number of Restricted Stock Units credited to Employee's Account shall be adjusted by the Committee, in accordance with Section 10(c) of the Plan, in order to preserve without enlarging Employee’s rights with respect to such Restricted Stock Units. Any such adjustment shall be made taking into account any crediting of Restricted Stock Units or cash to the Employee under Section 4(b) in connection with such transaction or event.

5. Change of Control.

(a) Accelerated Expiration of Restricted Period. In the event of a Change of Control at a time that Employee is employed by the Company or any of its subsidiaries (or simultaneously with Employee's Termination) and after the Grant Date of the Restricted Stock Units, the Restricted Period on the Restricted Stock Units shall lapse immediately prior to the Change of Control.

(b) Definitions of Certain Terms. For purposes of this Agreement, the following definitions shall apply:

(1) "Beneficial Owner," "Beneficially Owns," and "Beneficial Ownership" shall have the meanings ascribed to such terms for purposes of Section 13(d) of the Exchange Act and the rules thereunder, except that, for purposes of this Section 5, "Beneficial Ownership" (and the related terms) shall include Voting Securities that a Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options, or otherwise, regardless of whether any such right is exercisable within 60 days of the date as of which Beneficial Ownership is to be determined.

(2) "Change of Control" means and shall be deemed to have occurred if
(i) any Person, other than the Company or a Related Party, acquires directly or indirectly the Beneficial Ownership of any Voting Security of the Company and immediately after such acquisition such Person has, directly or indirectly, the Beneficial Ownership of Voting Securities representing 20 percent or more of the total voting power of all the then-outstanding Voting Securities; or

(ii)  those individuals who as of the Grant Date constitute the Board or who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the Grant Date or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

(iii) there is consummated a merger, consolidation, recapitalization, or reor-gani-zation of the Company, a reverse stock split of outstanding Voting Securities, or an acquisition of securities or assets by the Company (a "Transaction"), other than a Transaction which would result in the holders of Voting Securities having at least 80 percent of the total voting power represented by the Voting Securities outstanding immediately prior thereto continuing to hold Voting Securities or voting securities of the surviving entity having at least 60 percent of the total voting power represented by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such Transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered; or

(iv) there is implemented or consummated a plan of complete liquidation of the Company or sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in Related Parties owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

(3) "Person" shall have the meaning ascribed for purposes of Section 13(d) of the Exchange Act and the rules thereunder.

(4) "Related Party" means (i) a majority-owned subsidiary of the Company; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities; or (iv) if, prior to any acquisition of a Voting Security which would result in any Person Beneficially Owning more than ten percent of any outstanding class of Voting Security and which would be required to be reported on a Schedule 13D or an amendment thereto, the Board approved the initial transaction giving rise to an increase in Beneficial Ownership in excess of ten percent and any subsequent transaction giving rise to any further increase in Beneficial Ownership; provided, however, that such Person has not, prior to obtaining Board approval of any such transaction, publicly announced an intention to take actions which, if consummated or successful (at a time such Person has not been deemed a "Related Party"), would constitute a Change of Control.

(5) "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

6. Settlement.

(a) Time of Settlement. Settlement of Restricted Stock Units will occur as follows:

(i)
If Employee has not filed a valid Restricted Stock Units Deferral Election under the Deferred Compensation Plan by the applicable deadline for such filing under Section 409A of the Internal Revenue Code (the “Code”), settlement of Restricted Stock Units will occur within 60 days following the lapse of the Restricted Period; provided, however, that settlement shall comply with applicable requirements of Section 6(d) to the extent necessary so that no constructive receipt or tax penalty applies to the Employee under Code Section 409A.

(ii)
If Employee has filed a valid Restricted Stock Units Deferral Election by the applicable deadline for such filing under Code Section 409A, settlement of Restricted Stock Units shall occur at the applicable date in accordance with such Restricted Stock Units Deferral Election and other applicable terms of the Deferred Compensation Plan, and settlement otherwise shall comply with applicable requirements of Section 6(d).

(b) Manner of Settlement. The Company will settle the Restricted Stock Units as follows: If settlement is pursuant to Section 6(a)(i) and not governed by Section 6(d), the Company shall make delivery of Shares hereunder in settlement of Restricted Stock Units by either delivering one or more certificates representing such Shares to the Employee, registered in the name of the Employee (and any joint name, if so directed by the Employee), or by depositing such Shares into an account maintained for the Employee (or of which the Employee is a joint owner, with the consent of the Employee) established in connection with the Company's Employee Stock Purchase Program or another plan or arrangement providing for investment in Shares and under which the Employee's rights are similar in nature to those under a stock brokerage account. If settlement is pursuant to Section 6(a)(ii) or otherwise governed by Section 6(d), the Company shall make delivery of Shares hereunder in settlement of Restricted Stock Units at the time and in such manner as is specified under the Deferred Compensation Plan. In all cases, if the Company determines to settle Restricted Stock Units by making a deposit of Shares into an account maintained for the Employee, the Company may settle any fractional Restricted Stock Unit by means of such deposit. In other circumstan-ces or if so determined by the Company, the Company shall instead pay cash in lieu of fractional Shares, on such basis as the Administrator may determine. In no event will the Company in fact issue fractional Shares.

(c) Effect of Settlement. Upon settlement of the Restricted Stock Units, all obligations of the Company in respect of such Restricted Stock Units shall be terminated.

(d) Avoidance of Constructive Receipt. Other provisions of this Agreement notwithstanding, under Code Section 409A or any other U.S. federal income tax law as presently in effect or hereafter amended (i) if the timing of any settlement hereunder would result in a distribution of Shares to Employee at a time that Employee is a “Specified Employee” under Code Section 409A(a)(2)(B)(i) (i.e., a “key” employee) and precluded under Code Section 409A from then receiving the distribution, such settlement shall be delayed in accordance with Section 7.2(c) of the Deferred Compensation Plan (but without any effect on the timing of any settlement that otherwise would occur six months or more after Employee’s separation from service within the meaning of Code Section 409A); (ii) any distribution in settlement of the Restricted Stock Units that is triggered by a termination of employment hereunder will occur only at such time as Employee has had a “separation from service” as defined in Proposed Treasury Regulation § 1.409A-1(h) (and any successor regulation) regardless of whether any other event might be viewed as a termination of employment by the Company for any other purpose; (iii) the Company shall have no power or authority to accelerate the distribution and settlement of the Restricted Stock Units except to the extent such acceleration is permitted under Code Section 409A; (iv) all other requirements of Code Section 409A and regulations thereunder (including proposed regulations) shall apply to the extent necessary so that Employee is not subject to constructive receipt of income under Code Section 409A prior to the actual distribution of Restricted Stock Units hereunder or to tax penalties under Code Section 409A; and (v) other restrictions and limitations under the Deferred Compensation Plan with respect to distributions apply to the Restricted Stock Units subject to Code Section 409A whether or not the Restricted Period has yet lapsed.

7. Tax Withholding.

Unless otherwise determined by the Board or Committee, or unless the Employee has made other arrangements satisfactory to the Company to provide for payment of mandatory withholding taxes in advance of the settlement date applicable to the Restricted Stock Units (by such deadline as the Company may specify), the Company will withhold from the number of Shares to be delivered upon settlement a number of whole shares which has a Fair Market Value nearest to but not exceeding the amount of federal, state and local taxes required to be withheld as a result of such settlement. The Employee may elect such other methods of satisfying such withholding obligation as may be permitted under the Deferred Compensation Plan and in effect at the time of settlement. In the case of the withholding or surrender of Shares to pay withholding taxes, the Shares withheld or the Shares surrendered will be valued at the Fair Market Value determined in accordance with procedures for valuing Shares as determined by the Committee and otherwise in effect at the time of settlement, including under the Deferred Compensation Plan.

8. Miscellaneous.

This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock Units granted hereby, and supersedes any prior agreements or documents with respect to such Restricted Stock Units. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Employee with respect to the Restricted Stock Units shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Employee.

By accepting this grant of Restricted Stock Units, Employee agrees to the terms of this Agreement and agrees to be bound by all the terms and provisions of the Agreement, the Plan (as presently in effect or hereafter amended), and the Deferred Compensation Plan, and by all decisions and determinations of the Committee and the Administrator.

CHARMING SHOPPES, INC.

BY:______________________________________
Colin D. Stern
Executive Vice President

EMPLOYEE:

______________________________________
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Attachment:

Exhibit A - 2004 Stock Award and Incentive Plan

(docs/2004 Plan RSU Agmt - 12-05)